Exhibit 99.2

Be Active Brands, Inc. unaudited financial statements for the three and nine months ended September 30, 2012 and 2011

BE ACTIVE BRANDS, INC.
BALANCE SHEETS
(Unaudited)

	September 30,
	2012	2011
ASSETS
Current assets
Cash and cash equivalents	$ 131	$ 377,712
Accounts receivable	91,621	180,927
Inventory	260,958	304,073
Prepaid expenses and other assets	300	46,938
Property and equipment, net	767	1,209
Total current assets	$ 353,777	$ 910,859
LIABILITIES AND SHAREHOLDERS' DEFICIENCY (EQUITY)
Current liabilities
Notes payable, related parties	$ 198,001	$ 187,079
Convertible notes payable	135,000	-
Loans payable	85,000	-
Accounts payable	308,073	316,175
Accrued expenses and taxes	7,548	23,775
Due to officers	347,597	347,597
Total current liabilities	1,081,219	874,626
Shareholders' (deficiency) equity
Common stock, $.0001 par value, 200,000,000 shares authorized, 29,502,750 shares and 28,730,902 shares issued and outstanding at September 30, 2012 and 2011	2,950	2,873
Additional paid in capital	1,497,320	1,327,397
Accumulated deficit	(2,227,712)	(1,294,037)
Total shareholders' (deficiency) equity	(727,442)	36,233
Total liabilities and shareholders' (deficiency) equity	$ 353,777	$ 910,859

See notes to financial statements

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BE ACTIVE BRANDS, INC.
STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended September 30,
	2012	2011
Net Sales	$ 950,135	$ 1,169,123
Cost of Goods Sold	986,929	1,233,072
Gross Loss	(36,794)	(63,949)
Operating Expenses
Selling expenses	233,500	558,369
General and administrative	379,344	372,237
Depreciation and amortization expense	231	231
Loss from operations before other expenses	(649,869)	(994,786)
Other Expenses
Interest expense, net	8,730	5,519
Miscellaneous expense	104	2,217
Loss before provision for taxes	(658,703)	(1,002,522)
Provision for income taxes	-	-
Net Loss	(658,703)	(1,002,522)
Net loss per share - basic and diluted	$ (0.02)	$ (0.04)
Weighted average number of common shares - basic and diluted	29,330,219	28,263,253

See notes to financial statements

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BE ACTIVE BRANDS, INC.

STATEMENT OF CHANGES IN SHAREHOLDERS' (DEFICIENCY) EQUITY

NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011
(Unaudited)

	Common Stock			Accumulated
	Shares	Amount	APIC	Deficit	Total
Balance, December 31, 2009	22,701,408	$2,270	—	$(112,978)	$(110,708)

Issuance of Common Stock	1,035,184	104	227,896	—	228,000

Net loss	—	—	—	(178,537)	(178,537)

Balance, December 31, 2010	23,736,592	2,374	227,896	(291,515)	(61,245)

Issuance of Common Stock	4,994,310	499	1,099,501	—	1,100,000

Net loss for the nine month period	—	—	—	(1,002,522)	(1,002,522)

Balance, September 30, 2011	28,730,902	2,873	1,327,397	(1,294,037)	36,233

Net loss for the three month period	—	—	—	(274,972)	(274,972)

Balance, December 31, 2011	28,730,902	2,873	1,327,397	(1,569,009)	(238,739)

Issuance of Common Stock	771,848	77	169,923	—	170,000

Net loss for the nine month period	—	—	—	(658,703)	(658,703)

Balance, September 30, 2012	29,502,750	$2,950	1,497,320	$(2,227,712)	$(727,442)

See notes to financial statements

3

BE ACTIVE BRANDS, INC.
STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2012	2011
Cash flows from operating activities
Net loss	$ (658,703)	$ (1,002,522)
Adjustments to reconcile net loss to net cash
(used in) operating activities:
Depreciation and amortization	365	231
Changes in Assets and Liabilities:
Accounts receivable	(2,828)	(83,472)
Inventory	36,033	(100,138)
Prepaid expenses	10,039	10,064
Accounts payable and accrued expenses	155,572	239,026
Net cash used in operating activities	(459,522)	(936,811)
Cash flows from investing activities
Purchases of property and equipment	-	(668)
Cash flows from financing activities
Proceeds from borrowings / credit line	230,000	46,000
Proceeds from private placement	170,000	1,100,000
Net cash provided by financing activities	400,000	1,146,000
Net increase (decrease) in cash
and cash equivalents	(59,522)	208,521
Cash and cash equivalents, beginning of period	59,653	169,191
Cash and cash equivalents, end of period	$ 131	$ 377,712
Supplemental cash flow disclosures
Interest paid	$ 4,147	$ 6,247
Income taxes paid	1,308	3,493

See notes to financial statements

4

BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND OPERATIONS

Be Active Brands, Inc. (the “Company”) manufacturers frozen yogurt and fudge bars and offers ice creams in various flavors. The Company intends to expand its regional growth to a national level and global presence in sales of premium quality low-fact, low calorie, low-carbohydrate, vitamin and probiotic enriched frozen yogurt and products under the brand name of Jala.

The Company was incorporated March 10, 2009 in Delaware, is based in New York and provides its products through retail stores in New York, New Jersey, Connecticut, Massachusetts, Rhode Island, Maine, Pennsylvania, Ohio and Florida.

2. GOING CONCERN

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. As shown in the accompanying financial statements for the period ended September 30, 2012, the Company incurred a significant net loss, had a working capital deficit and accumulated losses. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it become profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company through equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Financial Instruments

The Company considers the carrying amounts of financial instruments, including cash, accounts receivable, accounts payable and accrued expenses and notes payable to approximate their fair values because of their relatively short maturities.

Accounts Receivable

Accounts receivable consist of amounts due from customers. The Company records a provision for doubtful receivables, if necessary, to allow for any amounts which may be unrecoverable, which is based upon an analysis of the Company’s prior collection experience, customer creditworthiness and current economic trends. Account balances are written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. As of September 30, 2012 and 2011, there was no allowance for doubtful accounts.

Inventory

Inventory consists primarily of finished goods held for distribution. Inventory is valued at the lower of cost (first-in, first-out) or market. In evaluating whether inventory is stated at the lower of cost or market, management considered such factors as the amount of inventory on hand and the distribution channel, the estimated time to sell such inventory, remaining shelf life and the current expected market conditions. Adjustments to reduce inventory to its net realizable value are charged to cost of goods sold.

Shipping and Handling Costs

The Company classified shipping and handling costs as part of selling expense. Shipping and handling costs were $106,565 and $94,286 for the periods ended September 30, 2012 and 2011, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are recorded at cost and depreciated over their estimated useful lives using the straight-line method.

Maintenance and repairs are charged to operating expenses as they are incurred. Improvements and betterments, which extend the lives of the assets, are capitalized. The cost and accumulated depreciation of assets retired or otherwise disposed of are relieved from the appropriate accounts and any profit or loss on the sale or disposition of such assets is credited or charged to income.

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

Revenue is recognized net of discounts, rebates, promotional adjustments, price adjustments and estimated returns and upon transfer of title and risk to the customer which occurs at shipping (F.O.B. terms). Upon shipment, the Company has no further performance obligations.

Income Taxes

The Company provides for income taxes under FASB ASC 740 – Income Taxes, which requires the use of an assets and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. A valuation allowance is provided when realization of deferred tax assets is not considered likely.

Tax returns for the years from 2009 to 2011 are subject to examination by tax authorities.

Advertising Costs

Advertising costs are expensed as incurred. Total advertising expenses amounted to $17,301 and $63,186 for the periods ended September 30, 2012 and 2011, respectively.

Net Loss per Common Share

The Company computes per share amounts in accordance with FASB ASC 260 – Earnings per Share, which requires the presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS is based on the weighted average number of shares of common stock and common stock equivalents outstanding during the periods. Common stock equivalents are not included in the computation of diluted EPS when the Company reports a loss because to do so would be anti-dilutive.

As of September 30, 2012 and 2011, there were no common stock equivalents.

4. INVENTORY

For the periods ended September 30, 2012 and 2011 inventory consisted of the following:

	2012	2011
Materials	$ 95,826	$ 125,244
Finished product	165,132	178,829
	$ 260,958	$ 304,073

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

5.  PROPERTY AND EQUIPMENT

For the periods ended September 30, 2012 and 2011, property and equipment consisted of the following:

	2012	2011
Furniture & Fixtures	$ 2,276	$ 2,276
Less: Accumulated depreciation	(1,509)	(1,067)
	$ 767	$ 1,209

6. NOTE PAYABLE, RELATED PARTIES

Note payable is a revolving credit facility at Signature Bank for $200,000, with interest at the prime rate (the prime rate of interest was 3.25% at September 30, 2012 and 2011) plus 1% per annum. The primary obligors on the facility are two Class A common shareholders of the Company, and the Company is a guarantor. Since all of the proceeds have been used by the Company, the outstanding balance is reflected as a note payable in these financial statements. Substantially all of the Company’s assets secure this note payable. Outstanding balances were $198,001 and $187,079 at September 30, 2012 and 2011, respectively.

7. CONVERTIBLE NOTES PAYABLE

In August 2012, the Company entered into a Securities Purchase Agreement to sell up to a maximum of $600,000 of the Company’s 10% Convertible Promissory Notes (“Notes”). The Notes mature one year from issuance and interest of 10%, per annum, is accrued on the unpaid principal amount of the Note and paid upon maturity, or earlier prepayment or conversion, as defined. Through September 30, 2012, $135,000 of the Notes were issued to investors.

Upon the closing of a merger, as defined, all outstanding principal and accrued, unpaid interest on the Notes shall automatically be converted into equity of the public entity. The number of conversion securities issuable upon conversion of the Notes shall be determined by dividing the outstanding principal amount of the Note and accrued interest on the conversion date by the conversion price in effect.

8. LOANS PAYABLE

At September 30, 2012, the Company owed two individuals a total of $85,000. The loans are without interest and are due on demand.

9. DUE TO OFFICERS

Due to officers consists of unsecured loans from two officers and a former officer of the Company, payable on demand without interest.

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

10. CAPITAL STOCK

Prior to the Agreement of Merger and Plan of Reorganization, dated January 9, 2012, common stock consisted of 1,000 Class A shares issued and outstanding at $.00001, par value, and 299.6 Class B shares issued and outstanding at $.00001, par value.

In connection with the Agreement of Merger and Plan of Reorganization, 1,000 shares of the Company’s Class A common stock and 299.6 shares of the Class B common stock were converted into 29,502,750 shares of the Company’s $.0001, par value, common stock. All share amounts presented in the accompanying unaudited financial statements as of September 30, 2012 and 2011 were retroactively restated to reflect the conversion.

11. INCOME TAXES

As of September 30, 2012, the Company has net operating loss carryforwards of approximately $2,259,000 to reduce future Federal and state taxable income through 2032. Realization of the Company’s deferred tax assets of $847,000, consisting principally of the net operating losses, was not considered more likely than not and, accordingly, a valuation allowance has been provided to fully offset the deferred tax assets.

12. CONCENTRATIONS

Credit is granted to most customers. The Company performs periodic credit evaluations of customers’ financial condition and generally does not require collateral.

Sales to one customer of the Company accounted for approximately 66% and 47% of sales for the periods ended September 30, 2012 and 2011, respectively. Amounts due from this customer represented approximately 53% and 73% of accounts receivable outstanding as of September 30, 2012 and 2011, respectively.

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BE ACTIVE BRANDS, INC.

NOTES TO FINANCIAL STATEMENTS

13. RECONCILIATIONS OF NET SALES

In accordance with FASB ASC 650-50 the Company classifies the following allowances as reductions of sales for the periods ended September 30, 2012 and 2011:

	2012	2011
Gross sales	$1,582,063	$2,125,778
Less:
Sales discounts	29,421	34,021
Returns and allowances	9	337
Trade spending	567,398	752,297
Slotting fees	35,100	170,000
Net sales	$950,135	$1,169,123

14. RELATED PARTY TRANSACTIONS

An officer of the Company is a partner of a public accounting firm providing accounting services to the Company. For the periods ended September 30, 2012 and 2011, the Company incurred $41,000 and $39,000, respectively, to the accounting firm for accounting, consulting and tax services.

The Company rents space from a Company that is owned by Marc Wexler, Saverio Pugliese and David Wolfson. For the periods ended September 30, 2012 and 2011, rent paid was $0 and $10,500, respectively.

15. SUBSEQUENT EVENTS

On November 15, 2012, two of the Class A common shareholders of the Company advanced $200,000 to the Company and on the same date, the Company repaid $198,000 of the revolving credit facility at Signature Bank.

In November 2012, the Company issued $250,000 of the 10% Convertible Promissory Notes to investors.

Be Active Brands, Inc. (“Be Active”) was incorporated on March 10, 2009 in the state of Delaware.

On January 9, 2013, Be Active entered into an Agreement and Plan of Merger (the “Merger Agreement”) with (i) Be Active Holdings, Inc. (formerly Super Light, Inc.”) (“Parent”) and (ii) Be Active Acquisition Corp., Parent’s newly formed, wholly-owned Delaware subsidiary (“Acquisition Sub”). Upon closing of the transaction contemplated under the Merger Agreement (the “Merger”), Acquisition Sub merged with and into Be Active, and Be Active, as the surviving corporation, became a wholly-owned subsidiary of Parent.  As a result of the Merger, Parent acquired the business and operations of Be Active consisting of the manufacturing and selling of low fat, low calorie, frozen dessert products.    At the effective time of the Merger, all of the issued and outstanding shares of capital stock of Be Active immediately prior to the effective time of the Merger (including both Class A and Class B common stock) were cancelled and the shareholders of Be Active became entitled to the right to receive an aggregate of 29,502,750 shares of Parent’s common stock.  Upon the closing of the Merger, Marc Wexler, Saverio Pugliese, David Wolfson and Joseph Rienzi were appointed as directors of Parent. In addition, Marc Wexler was appointed as Parent’s Chief Executive Officer and Chairman, Saverio Pugliese was appointed as Parent’s President, David Wolfson was appointed as Parent’s Chief Financial Officer and Joseph Rienzi was appointed as Parent’s Secretary.

On January 9, 2013, shareholders holding a majority of the voting power of Be Active’s outstanding voting capital stock voted in favor of the Merger.

Following the closing of the Merger, the Parent conducted a private placement of its securities. An aggregate of $385,000 of Be Active’s outstanding bridge notes were converted into units in the Parent’s private placement (“Units”) at a per Unit price of $0.19, with each Unit consisting of one (1) share of Parent’s common stock and a warrant to purchase an additional share of the Parent’s common stock at an exercise price of $0.30.

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